UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2026

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EDESA BIOTECH, INC.

(Exact name of registrant as specified in its charter)

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British Columbia, Canada	001-37619	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Bay Street, Suite 2400,

Toronto, Ontario, Canada M5H 2T6

(Address of Principal Executive Offices) (Zip Code)

(289) 800-9600

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	EDSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Collaboration and License Agreement

On November 8, 2026, Edesa Biotech, Inc., together with its wholly owned subsidiaries (the “Company”), entered into a Collaboration and License Agreement (the “License Agreement”) with Kyorin Pharmaceutical Co., Ltd. (“Kyorin”). Pursuant to the License Agreement, the Company granted Kyorin an exclusive, royalty-bearing license, with the right to grant sublicenses subject to the terms of the License Agreement, to develop and commercialize the Company’s anti-TLR4 monoclonal antibody, paridiprubart (EB05), for the treatment of acute respiratory distress syndrome (“ARDS”) in Japan (the “Licensed Territory”), subject to the terms of the License Agreement. The Company retains all rights to paridiprubart outside the Licensed Territory, including in the United States, Europe and Canada, as well as the right to manufacture paridiprubart.

Under the License Agreement, Kyorin will pay the Company a one-time, non-creditable and non-refundable upfront payment of $12 million. The Company is also eligible to receive development and regulatory milestone payments of up to $55 million in the aggregate and sales-based milestone payments of up to ¥12.0 billion in the aggregate, subject to the terms of the License Agreement.

In addition, Kyorin will pay the Company low double-digit tiered royalties on net sales of licensed products in the Licensed Territory, subject to specified reductions and adjustments.

Kyorin is generally responsible, at its own expense, for development, regulatory activities and commercialization of the licensed compounds and products in the Licensed Territory and is required to use commercially reasonable efforts to conduct these activities. The Company will continue to conduct specified development activities outside the Licensed Territory, with Kyorin funding specified activities conducted for the Licensed Territory and sharing specified costs of any multi-regional clinical studies. The Company will manufacture and supply licensed products to Kyorin pursuant to supply agreements to be entered into by the parties.

The License Agreement provides Kyorin with a right of first negotiation with respect to acute kidney injury and a non-exclusive right to negotiate with respect to certain other indications in the Licensed Territory.

Unless earlier terminated, the License Agreement will continue until the fifteenth anniversary of the first commercial sale of a licensed product in the Licensed Territory, subject to automatic renewal for successive two-year periods. Kyorin may terminate the License Agreement for convenience upon specified prior written notice. The parties also have specified termination rights, including for uncured material breach and specified bankruptcy or insolvency events. Upon termination, the applicable license rights granted to Kyorin will terminate, subject in specified circumstances to limited rights to sell existing inventory. The License Agreement also provides for specified transition and reversion rights in favor of the Company relating to regulatory filings, clinical trials and intellectual property.

The License Agreement contains customary representations, warranties, covenants and indemnification obligations of the parties.

Paridiprubart is licensed to the Company by NovImmune SA (“NovImmune”), which operates under the brand Light Chain Bioscience, pursuant to a License Agreement, dated April 17, 2020, between NovImmune and Edesa Biotech Research, Inc. (the “NovImmune License Agreement”).

The foregoing description of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the License Agreement, a copy of which will be filed with the Company’s annual report on Form 10-K for the fiscal year ended September 30, 2026.

Item 1.02. Termination of a Material Definitive Agreement.

On November 8, 2026, the Company provided notice to H.C. Wainwright & Co., LLC (“HCW”) of the termination of the At The Market Offering Agreement, dated October 4, 2024 (the “ATM Agreement”), between the Company and HCW, effective November 16, 2026. The ATM Agreement provided for the offer and sale of the Company’s common shares, without par value (“Common Shares”), from time to time through HCW as its sales agent and/or principal, subject to the maximum aggregate dollar amount registered pursuant to the applicable prospectus supplement. Sales of Common Shares through HCW were to be made (A) in negotiated transactions with the consent of the Company or (B) by any other method permitted by law deemed to be an “at-the-market” offering as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, including block transactions, sales made directly on the Nasdaq Capital Market or sales made into any other existing trading market for the Common Shares. The Company is not subject to any termination penalties related to the termination of the ATM Agreement.

The foregoing description of the ATM Agreement is not complete and is qualified in its entirety by reference to the full text of the ATM Agreement, a copy of which was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 4, 2024.

Item 7.01. Regulation FD Disclosure.

On November 9, 2026, the Company issued a press release announcing the transaction contemplated by the License Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated in this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release, dated November 9, 2026.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDESA BIOTECH, INC.

Date: November 9, 2026	By:	/s/ Peter J. Weiler
	Name:	Peter J. Weiler
	Title:	Chief Financial Officer